EXHIBIT 24

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                      /s/Robert P. Bauman
                                      ROBERT P. BAUMAN


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/Richard B. Cheney
                                        RICHARD B. CHENEY


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/E. Virgil Conway
                                        E. VIRGIL CONWAY


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/Spencer F. Eccles
                                        SPENCER F. ECCLES


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/Elbridge T. Gerry, Jr.
                                        ELBRIDGE T. GERRY, JR.


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/William H. Gray, III
                                        WILLIAM H. GRAY, III


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak her true and lawful attorney-in-fact and agent, to sign on her behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/Judith Richards Hope
                                        JUDITH RICHARDS HOPE


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/Lawrence M. Jones
                                        LAWRENCE M. JONES


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/Richard J. Mahoney
                                        RICHARD J. MAHONEY


                     MISSOURI PACIFIC RAILROAD COMPANY

                            POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak her true and lawful attorney-in-fact and agent, to sign on her behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/Claudine B. Malone
                                        CLAUDINE B. MALONE


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/John R. Meyer
                                        JOHN R. MEYER


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/Thomas A. Reynolds, Jr.
                                        THOMAS A. REYNOLDS, JR.


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/James D. Robinson, III
                                        JAMES D. ROBINSON, III


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/Robert W. Roth
                                        ROBERT W. ROTH


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/Richard D. Simmons
                                        RICHARD D. SIMMONS


                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY

             The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                        /s/Drew Lewis
                                        DREW LEWIS